Exhibit 10.35

                              CONSULTING AGREEMENT

     This  agreement  made  this  ___  day of  March,  1997 by and  between  IDM
Environmental Corp., a New Jersey corporation (the "Company"), with its principal offices located at 396 Whitehead Avenue, South River, New Jersey, 08882 and SAGA Promotions, Inc., a New York corporation (the "Consultant"), with its principal offices located at 545 Madison Avenue, New York, New York 10022.

                                   WITNESSETH


     WHEREAS, the Company desires to retain the Consultant and the Consultant desires to be retained by the Company, all pursuant to the terms and conditions hereinafter set forth;

     WHEREAS, the Consultant intends to perform such services through one or more principals of Consultant (the "Principals");

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is agreed as follows:

1.   Retention.
     ---------

     (a) The Company hereby retains the Consultant to perform consulting services relating to investment banking matters, and the Consultant hereby accepts such retention and shall perform for the Company the duties describes herein, faithfully and to the best of its ability. (b) The Consultant agrees, to the extent reasonably required in the conduct of the business of the Company, to place at the disposal of the Company its judgment and experience and to provide consulting services (the "Consulting Services") to the Company including, but not limited to, the following:

     (i) review the Company's managerial and financial requirements;

     (ii) review budget and business plans;

     (iii) analyze and assess alternatives for the Company, presented by the Company, for raising capital, including public or private offerings of the Company's securities;

     (iv) advise with regard to shareholder relations and public matters;

     (v) provide introductions to professional analysts and money managers;

     (vi) provide periodic evaluations of the Company;

     (vii) assist the Company in financing arrangements; and

     (viii) provide evaluations of competitors.

2.   Term.
     ----

     The term of this Agreement shall continue for a period of two years from and after the date hereof.

3.   Compensation.
     ------------

     In consideration for the Consulting Services to be rendered by the Consultant to the Company, the Company hereby grants to the Consultant an option to purchase from the Company one hundred fifteen thousand (115,000) shares of the common stock of the Company, $0.001 par value, at an exercise price of $3.00 per share subject to the terms and conditions set forth on Appendix A attached hereto and made a part hereof (the "Option").

4.   Liability of Consultant.
     -----------------------

     In furnishing the Company with consulting services herein provided, the Consultant shall not be liable to the Company or its creditors for errors of judgment or any other cause except willful malfeasance, bad faith or reckless disregard of its obligations and duties under the terms of this Agreement.

5.   Status of Consultant.
     --------------------

     The Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for, bind or represent the Company.

6.   Other Activities of Consultant; Confidentiality.
     -----------------------------------------------

     (a) The Company recognizes that the Consultant now renders and may continue to render financial consulting and other investment banking services to other companies which may or may not conduct business and activities similar to those of the Company.

     (b) The Consultant shall not be required to devote its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as shall be reasonably necessary for such purposes.

     (c) Consultant shall maintain the confidentiality of all confidential and/or proprietary information which the Company discloses to Consultant.

7.   Control.
     -------

     Nothing contained herein shall be deemed to require the Company to take any action contrary to its Certificate of Incorporation or By-Laws, or any applicable statute or regulation, or to deprive its Board of Directors of their responsibility for any control of the conduct of the affairs of the Company.

8.   Notices.
     -------

     Any notices hereunder shall be sent to the Company and the Consultant at their respective addresses above set forth. Any notice shall be given by registered or certified mail, postage prepaid, and shall be deemed to have been given when deposited in the United States mail. Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address in the manner herein provided.

9.   Governing Law.
     -------------

     This Agreement has been made in the State of New Jersey and shall be construed and governed in accordance with the laws thereof without regard to conflicts of laws.

10.  Entire Agreement.
     ----------------

     This Agreement contains the entire agreement between the parties, may not be altered or modified, except in writing and signed by the party to be charged thereby and supersedes any and all previous agreements between the parties.

11.  Binding Effect.
     --------------

     This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                               IDM ENVIRONMENTAL CORP.


                                               By: /s/  Joel Freedman
                                                  --------------------------
                                                   Joel Freedman, President

                                               SAGA PROMOTIONS, INC.

                                               By: /s/  Joseph Salvani
                                                 ---------------------------
                                                   Joseph Salvani, President

saga.consul
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